                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1997


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1997-3
                     -------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      33-55855            Applied for
---------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
                                                           ---------------

                                 Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.       Other Events.
              ------------

              Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on September 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.       Financial Statements and Exhibits
              ---------------------------------

              (c)       Exhibits.

                        The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                        Exhibit No.      Description
                        ----------       -----------
                           99.1          Monthly Report delivered to
                                         Certificateholders on
                                         September 15, 1997.
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       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 1997


                                   MANUFACTURED HOUSING CONTRACT
                                   SENIOR/SUBORDINATE PASS-THROUGH
                                   CERTIFICATE TRUST 1997-3

                                   By:  GREEN TREE FINANCIAL CORPORATION
                                        as Servicer with respect to the Trust


                                   By:  /s/ Phyllis A. Knight
                                        ------------------------------------
                                        PHYLLIS A. KNIGHT
                                        Vice President and Treasurer
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                             INDEX TO EXHIBITS

Exhibit
Number                                                            Page
------                                                            ----
 99.1           Monthly Report delivered to Certificateholders      5
                on September 15, 1997.